MERRILL LYNCH
EUROFUND







FUND LOGO








Annual Report

October 31, 1995



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representa-tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH EUROFUND



PORTFOLIO INFORMATION

As a Percentage of Stocks &
Convertible Warrants
As of October 31, 1995


A pie chart illustrating the following percentages:

Netherlands             17.8%
Poland                   0.1%
Austria                  0.3%
Belgium                  1.0%
Hungary                  1.0%
Spain                    4.8%
Finland                  8.2%
France                  11.8%
Sweden                   9.3%
Germany                  8.0%
Switzerland              7.8%
Italy                    4.1%
Norway                   2.6%
Ireland                  2.2%
Czech Republic           0.6%
Greece                   0.3%
Turkey                   0.1%
United Kingdom          20.0%

EUROPEAN STOCK MARKET PERFORMANCE


Total Return for the
Three-Month Period
Ended October 31, 1995
in US dollars*

A bar chart illustrating the following percentages:


Finland                -13.2%
Austria                -11.5%
Italy                  - 8.7%
France                 - 6.5%
Norway                 - 5.3%
Spain                  - 5.2%
Germany                - 4.5%
Belgium                - 2.1%
Netherlands            - 2.1%
Ireland                  0.6%
United Kingdom           1.1%
Sweden                   7.6%
Switzerland             10.5%


Source: Financial Times/Standard & Poor's--Actuaries Index.

[FN]
*For the three-month period ended October 31, 1995, total investment return for the Financial Times/
 Standard & Poor's--Actuaries Europe Index was -0.96%.




DEAR SHAREHOLDER

During the quarter ended October 31, 1995, the unmanaged Financial Times/Standard & Poor's--
Actuaries Europe Index had a total return of -0.96%.
For the same period, Merrill Lynch EuroFund's
Class A, Class B, Class C and Class D Shares had total returns of -4.98%, -5.27%, -5.27% and -5.06%, respectively. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3--6 of this report to shareholders.)

The markets' weak performance over the last three months was rooted in continued concerns about the US dollar, European economic growth, and the European Monetary Union (EMU). While economic growth concerns allowed interest rate expectations and bond yields to fall, the resultant downgrades to earnings expectations forcedmost equity markets lower.

The principal reasons for the Fund's underperform-ance were a low exposure to the UK market which performed strongly, an overweighted position in value-oriented and economically sensitive stocks which continued to underperform, and an under-weighted position in defensive and growth stocks which continued to outperform.

During the quarter ended October 31, 1995, economic news was mixed. Economic activity continued at a moderate pace in Europe, while US third-quarter gross domestic product data suggested an accelera-tion of US economic growth. We believe a primary problem for western economies was the level of inventories. Rising prices and strong demand caused companies across the supply chain to build up high levels of inventories. When price pressures and demand eased, a period of heavy destocking com-menced and has continued. We believe growing consumer demand and the impact of lower interest rates could lead to accelerated growth in early 1996.

Renewed uncertainties regarding the EMU process negatively impacted the markets. Investors returned to safe haven currencies and markets, such as Swit-zerland, during the quarter ended October 31, 1995.

Investment Strategy
Although at October 31, 1995 the Fund held 8.5% of net assets in cash, this was not reflective of a nega-tive view on markets, but simply the timing of pur-chases and sales. We expect to have the Fund fully invested as we go into the new year. Valuations of European equities remained low on an absolute basis, relative to their own history, the US stock market and European bonds. Under these conditions, a fully invested position is warranted, in our opinion.

Some changes occurred in the Fund's geographic allocations after a long period of fairly stable weight-ings. We reduced the UK market weighting because of extended valuations, and increased the French market exposure because of undervaluation and a heightened resolve on the part of the government to tackle its fiscal problems. The Fund's key over-weighted areas are Sweden, Holland and Finland, while the key underweighted position is the United Kingdom.

We continue to focus on undervalued, economically sensitive stocks, while remaining neutral on financial stocks because of the positive interest rate back-ground. We see little fundamental value in growth stocks and defensive consumer issues as valuations of cyclicals versus defensive issues are now at his-torically low levels, in favor of cyclicals. For example, Scandinavian paper stocks can be bought for two or three times projected 1996 cash earnings. The Fund's largest holdings continue to reflect a balance among undervalued conglomerates, Dutch insurers and
Swiss pharmaceutical stocks.

Fiscal Year in Review
For the fiscal year ended October 31, 1995, Merrill
Lynch EuroFund's Class A, Class B, Class C and Class
D Shares had total returns of +6.19%, +5.12%, +5.04% and +5.85%, respectively, while the total return for the unmanaged Financial Times/Standard & Poor's-
Actuaries Europe Index was +14.37%. This substan-tial underperformance followed two years when the Fund significantly outperformed its benchmark. The
Fund also underperformed the average total return of Lipper Analytical Services Inc.'s European Region
Funds, which was +9.33% in the 12 months ended
October 31, 1995.

Over the past year, the Fund's country allocations made a positive contribution to total return because of the overweighting of the Scandinavian markets and the underweighting of Italy and France. Cyclical stocks, an area we emphasized, were neglected as investors focused on growth areas such as pharma-ceuticals and technology. As a result, cyclical invest-ments negatively impacted the Fund's performance.
Cyclicals seem to discount an economic downturn, while growth companies are discounting a benign economic outlook. Therefore, the Fund's focus on cyclically oriented issues was the major source of its underperformance.

In Conclusion
Investor sentiment concerning European equities is currently poor, and there is a general feeling that economic growth is going to decline further. We believe there is no hard evidence for this, and many factors point to a resumption of growth. If this scenario unfolds, the Fund is well positioned. The two major risks which could affect our positive out-look would be a fall of both the US dollar and the US stock market, as each has a significant influence on European stock markets.

We appreciate your ongoing interest in Merrill Lynch
EuroFund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Adrian C. Holmes)
Adrian C. Holmes
Vice President and Portfolio Manager



December 7, 1995



PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to pur-chase shares of the Fund through the Merrill Lynch
Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge
  (front-end load) of 5.25% and bear no ongoing distribu-tion or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs and the "Recent Performance Results" and "Performance Summary" tables on pages 4, 5 and 6. Data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" table on page 4.
Data for Class C and Class D Shares are presented in the "Aggregate Total Return" table on page 5.

The "Recent Performance Results" table shows invest-ment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account mainte-nance, distribution and transfer agency fees applicable to each class, which are deducted from the income avail-able to be paid to shareholders.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting growth of an investment in the Fund's Class A Shares compared to the growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:

                                        10/26/88**        10/95

ML EuroFund++--
Class A Shares*                          $ 9,475          $19,533

Morgan Stanley Capital International
Europe Index++++                         $10,000          $20,982



A line graph depicting growth of an investment in the Fund's Class B Shares compared to the growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:


                                        1/30/87**         10/95

ML EuroFund++--
Class B Shares*                         $10,000           $18,724

Morgan Stanley Capital International
Europe Index++++                        $10,000           $23,703


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML EuroFund invests primarily in equities of corporations in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.
++++This unmanaged market capitalization-weighted Index is comprised of 615 stocks, including a representative sampling of large-, medium-, and small-capitalization companies.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                      % Return Without     % Return With
                                        Sales Charge        Sales Charge**
Class A Shares*

Year Ended 9/30/95                        +13.05%              + 7.11%
Five Years Ended 9/30/95                  +13.24               +12.02
Inception (10/26/88)
through 9/30/95                           +11.42               +10.56

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return              % Return
                                      Without CDSC           With CDSC**

Class B Shares*

Year Ended 9/30/95                        +11.96%              + 7.96%
Five Years Ended 9/30/95                  +12.08               +12.08
Inception (1/30/87) through 9/30/95       + 7.85               + 7.85

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting growth of an investment in the Fund's Class C Shares and Class D Shares compared to the growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:


                                       10/21/84**         10/95

ML EuroFund++--
Class C Shares*                         $10,000           $10,644

ML EuroFund++--
Class D Shares*                         $ 9,475           $10,163

Morgan Stanley Capital International
Europe Index++++                        $10,000           $11,321

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML EuroFund invests primarily in equities of corporations in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.
++++This unmanaged market capitalization-weighted Index is comprised of 615 stocks, including a representative sampling of large-, medium-, and small-capitalization companies.

    Past performance is not predictive of future performance.



Aggregate Total Return

                                         % Return              % Return
                                        Without CDSC          With CDSC**
Class C Shares*

Inception (10/21/94)
through 9/30/95                            +9.44%               +8.45%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                      % Return Without      % Return With
                                        Sales Charge         Sales Charge**

Class D Shares*

Inception (10/21/94) through 9/30/95      +10.19%               +4.40%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent Performance Results*
                                                                                                         12 Month          3 Month
                                                       10/31/95         7/31/95         10/31/94         % Change         % Change
ML EuroFund Class A Shares                              $15.07          $15.86           $15.96          -0.30%(1)          -4.98%
ML EuroFund Class B Shares                               14.20           14.99            15.28          -1.61(1)           -5.27
ML EuroFund Class C Shares                               14.19           14.98            15.28          -1.67(1)           -5.27
ML EuroFund Class D Shares                               15.02           15.82            15.96          -0.63(1)           -5.06
ML EuroFund Class A Shares--Total Return                                                                 +6.19(2)           -4.98
ML EuroFund Class B Shares--Total Return                                                                 +5.12(2)           -5.27
ML EuroFund Class C Shares--Total Return                                                                 +5.04(2)           -5.27
ML EuroFund Class D Shares--Total Return                                                                 +5.85(2)           -5.06

  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.737 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.907 ordinary income dividends and $0.737 per share capital gains distributions.




PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                                         Net Asset Value                    Capital Gains           Dividends
Period Covered                    Beginning              Ending              Distributed              Paid*             % Change**
10/26/88--12/31/88                 $ 8.83                $ 8.83                 $0.023                  --               + 0.26%
1989                                 8.83                 10.99                   --                  $0.087             +25.48
1990                                10.99                 10.53                   --                   0.230             - 2.23
1991                                10.53                 11.75                   --                   0.451             +16.20
1992                                11.75                 11.12                   --                    --               - 5.36
1993                                11.12                 14.67                   --                    --               +31.92
1994                                14.67                 13.62                  0.737                 0.889             + 4.29
1/1/95--10/31/95                    13.62                 15.07                   --                   0.019             +10.78
                                                                                ------                ------
                                                                          Total $0.760          Total $1.676

                                                                                Cumulative total return as of 10/31/95: +106.16%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                         Net Asset Value                    Capital Gains           Dividends
Period Covered                    Beginning              Ending              Distributed              Paid*             % Change**
1/30/87--12/31/87                  $10.00                $ 8.61                 $0.737                $0.055             - 5.98%
1988                                 8.61                  8.80                  0.023                 0.126             + 3.98
1989                                 8.80                 10.85                   --                   0.071             +24.13
1990                                10.85                 10.38                   --                   0.124             - 3.26
1991                                10.38                 11.59                   --                   0.332             +15.08
1992                                11.59                 10.85                   --                    --               - 6.38
1993                                10.85                 14.17                   --                    --               +30.60
1994                                14.17                 12.95                  0.737                 0.889             + 3.24
1/1/95--10/31/95                    12.95                 14.20                   --                   0.019             + 9.80
                                                                                ------                ------
                                                                          Total $1.497          Total $1.616

                                                                                 Cumulative total return as of 10/31/95: +87.24%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                                         Net Asset Value                    Capital Gains           Dividends
Period Covered                    Beginning              Ending              Distributed              Paid*             % Change**
10/21/94--12/31/94                 $15.08                $12.94                 $0.737                $0.889             - 3.07%
1/1/95--10/31/95                    12.94                 14.19                   --                   0.019             + 9.80
                                                                                ------                ------
                                                                          Total $0.737          Total $0.908

                                                                                 Cumulative total return as of 10/31/95: + 6.44%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                         Net Asset Value                    Capital Gains           Dividends
Period Covered                    Beginning              Ending              Distributed              Paid*             % Change**
10/21/94--12/31/94                 $15.75                $13.61                 $0.737                $0.889             - 2.93%
1/1/95--10/31/95                    13.61                 15.02                   --                   0.019             +10.50
                                                                                ------                ------
                                                                          Total $0.737          Total $0.908

                                                                                 Cumulative total return as of 10/31/95: + 7.26%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                     Shares                                                                                  Value       Percent of
Industry              Held                         Investments                            Cost             (Note 1a)     Net Assets
Austria

Engineering          21,800   ++V.A. Technologie AG                                 $    2,383,280      $    2,527,409        0.2%


                                Total Investments in Austria                             2,383,280           2,527,409        0.2


Belgium

Banking              29,350     Generale de Banque S.A.                                  7,163,490           9,583,466        0.9


                                Total Investments in Belgium                             7,163,490           9,583,466        0.9


Czech Republic

Building &           14,667   ++Metrostav AS                                             1,167,050           1,266,135        0.1
Construction

Chemicals            30,797   ++Slovakofarma                                             1,875,976           1,886,814        0.2


Telecommuni-         27,500   ++SPT Telecom AS                                           2,684,119           2,704,832        0.2
cations


                                Total Investments in the Czech Republic                  5,727,145           5,857,781        0.5


Finland

Banking           9,921,672   ++Kansallis-Osake-Pankki                                  17,104,769           7,962,067        0.7
                  2,116,800   ++Unitas Bank Ltd. (Class A)                               5,714,168           5,146,110        0.5
                                                                                    --------------      --------------      ------
                                                                                        22,818,937          13,108,177        1.2


Machinery--         195,000   ++Rauma OY                                                 3,519,206           4,261,943        0.4
Diversified


Metals & Mining     687,700     Outokumpu OY                                             9,764,165          10,956,323        1.0


Paper & Forest    1,743,700     Enso-Gutzeit OY 'R' (Ordinary) (Registered)             12,175,093          13,704,968        1.2
Products            406,660   ++Kymmene OY                                              12,225,146          11,134,007        1.0
                    391,900     Metsa Serla OY (Class B)                                14,945,500          14,614,851        1.3
                    801,925 ++++Repola OY 'S'                                           12,642,630          15,558,496        1.4
                                                                                    --------------      --------------      ------
                                                                                        51,988,369          55,012,322        4.9


                                Total Investments in Finland                            88,090,677          83,338,765        7.5


France

Automobiles &       141,315     Peugeot S.A.                                            17,468,422          18,429,247        1.6
Equipment


Banking             122,000   ++Societe Generale                                        12,844,185          13,962,125        1.3


Building &           97,000     Compagnie de Saint-Gobain S.A.                          11,606,838          11,577,644        1.0
Construction


Communication       116,550     Alcatel Alsthom Cie Generale d'Electricite S.A.         11,228,641           9,964,434        0.9
Equipment

SCHEDULE OF INVESTMENTS (continued)
                     Shares                                                                                  Value       Percent of
Industry              Held                         Investments                            Cost             (Note 1a)     Net Assets
France (concluded)

Financial           134,600     Compagnie de Suez S.A.                              $    5,295,872      $    5,086,940        0.5%
Services            110,800     Compagnie Financiere de Paribas                          5,604,913           6,101,996        0.5
                     45,734     EuraFrance S.A.                                         13,909,651          15,308,648        1.4
                                                                                    --------------      --------------      ------
                                                                                        24,810,436          26,497,584        2.4


Industrial          177,431     Compagnie de Fives-Lille                                 9,488,305          14,348,499        1.3
Materials


Insurance           352,600   ++Assurances Generales de France S.A. (AGF)                9,486,945          10,178,442        0.9


Metal & Steel       626,500   ++Usinor-Sacilor                                          11,334,702           9,363,190        0.8


Oil & Related        74,050     Societe Nationale Elf Aquitaine                          5,209,575           5,048,347        0.5


                                Total Investments in France                            113,478,049         119,369,512       10.7


Germany

Chemicals            62,110     BASF AG                                                 11,228,370          13,661,724        1.2
                     54,000     Bayer AG                                                10,934,945          14,391,800        1.3
                                                                                    --------------      --------------      ------
                                                                                        22,163,315          28,053,524        2.5


Diverified           85,000     Veba AG (Warrants) (a)                                   3,659,373           5,022,067        0.4
Companies


Electronics          34,000   ++Siemens AG                                              17,077,978          17,861,617        1.6

Engineering         321,783   ++Kloeckner Werke AG                                      14,985,368          14,384,946        1.3
                     47,654     Mannesmann AG                                           12,941,208          15,716,186        1.4
                                                                                    --------------      --------------      ------
                                                                                        27,926,576          30,101,132        2.7


                                Total Investments in Germany                            70,827,242          81,038,340        7.2


Greece

Engineering &        80,666   ++AEGEK                                                      945,100             852,253        0.1
Construction


Tobacco              60,000   ++Papastratos Cigarette Co.                                1,825,929           2,151,932        0.2


                                Total Investments in Greece                              2,771,029           3,004,185        0.3


Hungary

Natural Gas          44,000   ++Mol Re Hung Oil & Gas                                    3,778,425           3,964,190        0.4


Pharmaceuticals     131,001   ++Egis                                                     2,764,956           3,273,777        0.3
                    251,167   ++Gedeon Richter                                           3,567,148           3,861,693        0.3
                                                                                    --------------      --------------      ------
                                                                                         6,332,104           7,135,470        0.6


                                Total Investments in Hungary                            10,110,529          11,099,660        1.0




SCHEDULE OF INVESTMENTS (continued)
                     Shares                                                                                  Value       Percent of
Industry              Held                         Investments                            Cost             (Note 1a)     Net Assets
Ireland

Building          1,592,400     CRH PLC                                             $    9,477,830      $   10,536,822        1.0%
Materials

Paper & Forest    4,279,417     Jefferson Smurfit Group PLC                             12,726,781          11,520,995        1.0
Products


                                Total Investments in Ireland                            22,204,611          22,057,817        2.0


Italy

Diversified      13,030,335   ++Compagnie Industriali Riunite S.p.A.  (CIR)             12,170,577           8,213,050        0.7
Companies        18,730,000   ++Montedison S.p.A.                                       14,319,765          12,923,735        1.2
                                                                                    --------------      --------------      ------
                                                                                        26,490,342          21,136,785        1.9


Engineering       2,571,700   ++Filippo Fochi S.p.A.                                     8,169,638             808,050        0.0


Utilities         9,033,151     Societa Finanziaria Telefonica S.p.A.                   20,800,422          19,726,136        1.8


                                Total Investments in Italy                              55,460,402          41,670,971        3.7


Netherlands

Automobiles &       352,000     Vredestein Groep N.V.                                    3,504,552           3,776,536        0.3
Equipment


Banking             405,850     ABN AMRO Holding N.V.                                   14,543,240          17,082,183        1.5


Capital Goods       459,000     Ahrend Groep N.V.                                        6,522,706          16,259,650        1.5


Chemicals            57,050     Akzo N.V.                                                6,319,474           6,508,307        0.6
                    298,628 ++++European Vinyls Corporation International N.V.          12,750,475           9,384,260        0.8
                                                                                    --------------      --------------      ------
                                                                                        19,069,949          15,892,567        1.4


Electrical          838,700     Philips Electronics N.V.                                25,902,391          32,478,860        2.9
Equipment

Insurance           781,125     Aegon N.V.                                              13,638,817          29,703,776        2.7
                    428,100   ++Amev N.V.                                               14,838,504          26,932,904        2.4
                    423,528     International Nederlanden Groep N.V.                    15,831,917          25,300,905        2.3
                                                                                    --------------      --------------      ------
                                                                                        44,309,238          81,937,585        7.4


Paper & Forest      434,530     KNP BT (Koninklijke) (Warrants) (a)                      1,500,004             129,653        0.0
Products


Transportation      385,908   ++KLM Royal Dutch Airlines N.V.                            9,890,072          12,763,971        1.2


                                Total Investments in the Netherlands                   125,242,152         180,321,005       16.2


Norway

Oil & Gas           218,000     Saga Petroleum A.S. (Class A)                            2,577,113           2,735,521        0.2
Producers         1,102,400     Saga Petroleum A.S. (Class B)                           12,575,675          13,301,158        1.2
                                                                                    --------------      --------------      ------
                                                                                        15,152,788          16,036,679        1.4


Oil & Related       265,600     Norsk Hydro AS                                          11,124,622          10,596,654        1.0


                                Total Investments in Norway                             26,277,410          26,633,333        2.4



SCHEDULE OF INVESTMENTS (continued)
                     Shares                                                                                  Value       Percent of
Industry              Held                         Investments                            Cost             (Note 1a)     Net Assets
Poland

Electrical           15,504   ++Bydgoska Fabryka Kabli S.A.                         $      202,022      $      220,673        0.0%
Equipment


Engineering &       112,163   ++Elektrim S.A.                                              374,243             375,096        0.0
Construction


Wholesale           264,464   ++Polifarb Wroclaw S.A.                                      663,262             690,281        0.1


                                Total Investments in Poland                              1,239,527           1,286,050        0.1

Spain

Banking              86,553     Banco Popular Espanol S.A.                               9,630,077          13,761,892        1.2


Petroleum           766,268     Repsol S.A.                                             21,422,573          22,903,213        2.1


Utilities-          240,000     Empresa Nacional de Electricidad S.A.                    9,119,821          11,945,879        1.1
Electric


                                Total Investments in Spain                              40,172,471          48,610,984        4.4


Sweden

Appliances          320,800     Electrolux AB                                           15,488,929          13,732,753        1.2


Automobiles &       729,900     Volvo AB (Class B)                                      13,808,866          16,447,862        1.5
Equipment


Engineering         565,600     SKF AB (Class A)                                        10,412,644          10,528,858        0.9
                    277,800     SKF AB (Class B)                                         5,353,782           5,276,035        0.5
                    189,000 ++++Svedala Industry AB                                      3,602,704           4,800,280        0.4
                                                                                    --------------      --------------      ------
                                                                                        19,369,130          20,605,173        1.8


Financial           472,300     Stadshypotek AB                                          6,965,920           8,578,471        0.8
Services


Metals & Mining     543,500     Avesta-Sheffield AB                                      4,750,742           5,365,939        0.5


Paper & Forest      224,200     Mo och Domsjo AB (Class B)                              10,674,791          11,422,396        1.0
                  6,310,300   ++Rottneros Bruks AB                                       9,732,457           8,370,233        0.8
                    826,300     Stora Kopparbergs AB                                    10,348,305          10,026,250        0.9
                                                                                    --------------      --------------      ------
                                                                                        30,755,553          29,818,879        2.7


                                Total Investments in Sweden                             91,139,140          94,549,077        8.5

Switzerland

Banking             140,700   ++CS Holdings AG (Registered)                             13,360,741          14,400,212        1.3


Electrical           13,460     BBC Brown Boveri & Cie (Bearer)                         10,355,594          15,640,392        1.4
Equipment


Pharmaceuticals      28,855     Ciba-Geigy AG                                           16,473,100          25,025,997        2.2
                      3,310     Roche Holdings AG                                       18,033,362          24,093,436        2.2
                                                                                    --------------      --------------      ------
                                                                                        34,506,462          49,119,433        4.4


                                Total Investments in Switzerland                        58,222,797          79,160,037        7.1




SCHEDULE OF INVESTMENTS (continued)
                     Shares                                                                                  Value       Percent of
Industry              Held                         Investments                            Cost             (Note 1a)     Net Assets
Turkey

Beverages           550,000   ++Erciyas Biracilik Ve Malt Sanayii A.S.              $      366,993      $      348,508        0.0%


Engineering &       161,538   ++Enka Holding Yatirim AS                                    129,911             133,854        0.0
Construction


                                Total Investments in Turkey                                496,904             482,362        0.0


United Kingdom

Beverages         1,501,800     Cadbury Schweppes PLC                                   12,907,676          12,409,880        1.1


Commercial        5,084,300     BET PLC                                                  9,048,427          10,131,434        0.9
Services


Engineering       3,795,200     T & N PLC                                               10,154,703           8,613,026        0.8

Financial         1,035,000   ++HSBC Holdings PLC                                       15,208,147          15,402,782        1.4
Services            615,000     National Westminster Bank PLC                            5,611,738           6,142,111        0.5
                                                                                    --------------      --------------      ------
                                                                                        20,819,885          21,544,893        1.9


Food & Beverage   2,004,900     Grand Metropolitan PLC                                  13,021,249          13,887,882        1.2
                    897,400     Tate & Lyle PLC                                          5,868,055           6,372,379        0.6
                    904,800     Unilever PLC                                            14,464,573          17,586,267        1.6
                                                                                    --------------      --------------      ------
                                                                                        33,353,877          37,846,528        3.4


Industrials       3,942,200     Tomkins PLC                                             14,155,374          15,555,300        1.4


Insurance         1,193,300     Prudential Corp. PLC                                     5,739,834           7,463,892        0.7


Multi-Industry    2,161,200     BTR PLC (Ordinary)                                      11,953,505          11,484,271        1.0


Oil & Related     2,701,300     The British Petroleum Co. PLC                           19,726,742          19,886,653        1.8


Pharmaceuticals   1,459,800     Glaxo Holdings PLC                                      17,625,687          19,704,530        1.8


Retail Trade      7,485,000     Asda Group PLC                                           7,856,805          12,133,466        1.1
                    634,500   ++J Sainsbury PLC                                          4,170,184           4,249,660        0.4
                                                                                    --------------      --------------      ------
                                                                                        12,026,989          16,383,126        1.5


Telecommuni-      2,169,400     Racal Electronics PLC                                    8,446,944           8,663,038        0.8
cations           3,126,700     Vodafone Group PLC                                      11,501,793          12,906,126        1.1
                                                                                    --------------      --------------      ------
                                                                                        19,948,737          21,569,164        1.9


                                Total Investments in the United Kingdom                187,461,436         202,592,697       18.2

SCHEDULE OF INVESTMENTS (concluded)
                    Face                                                                                     Value       Percent of
                   Amount                  Short-Term Securities                          Cost             (Note 1a)     Net Assets
Repurchase     $ 54,909,000     PaineWebber Group, Inc., purchased on
Agreements*                     10/31/1995 to yield 5.83% to 11/01/1995             $   54,909,000      $   54,909,000        4.9%
                 40,000,000     UBS Securities Funding, Inc., purchased on
                                10/26/1995 to yield 5.72% to 11/02/1995                 40,000,000          40,000,000        3.6


                                Total Investments in Short-Term Securities              94,909,000          94,909,000        8.5


              Number of Contracts/                                                       Premiums
                  Face Amount                      Issue                                   Paid


Currency Put     90,000,000     Finnish Mark, expiring December 1995 at Fim 4.235        2,949,750           1,515,690        0.1
Options         121,000,000     French Franc, expiring December 1995 at Frf 4.861        3,734,350           2,066,680        0.2
Purchased       100,000,000     German Deutschemark, expiring December 1995 at
                                DM 1.400                                                 3,270,000           2,010,000        0.2
                180,000,000     Netherlands Guilder, expiring December 1995 at
                                Nlg 1.568                                                5,859,000           3,708,000        0.3
                 69,000,000     Swiss Franc, expiring December 1995 at Chf 1.145         1,749,150           1,035,000        0.1


                                Total Options Purchased                                 17,562,250          10,335,370        0.9


                                Total Investments                                    1,020,939,541       1,118,427,821      100.3


                                                                                         Premiums
                                                                                         Received


Currency Put     90,000,000     Finnish Mark, expiring December 1995 at Fim 4.463         (879,750)           (189,540)      (0.0)
Options         121,000,000     French Franc, expiring December 1995 at Frf 5.124         (993,150)           (193,842)      (0.0)
Written         100,000,000     German Deutschemark, expiring December 1995
                                at DM 1.475                                             (1,080,000)           (350,000)      (0.0)
                180,000,000     Netherlands Guilder, expiring December 1995
                                at Nlg 1.652                                            (1,935,000)           (648,000)      (0.1)
                 69,000,000     Swiss Franc, expiring December 1995 at Chf 1.202          (610,650)           (207,000)      (0.0)


                                Total Options Written                                   (5,498,550)         (1,588,382)      (0.1)


Total Investments, Net of Options Written                                           $1,015,440,991       1,116,839,439      100.2
                                                                                    ==============
Liabilities in Excess of Other Assets                                                                       (2,496,761)      (0.2)
                                                                                                        --------------      ------
Net Assets                                                                                              $1,114,342,678      100.0%
                                                                                                        ==============      ======

 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
   *Repurchase Agreements are fully collateralized by US
    Government & Agency Obligations.
    See Notes to Financial Statements.
  ++Non-income producing security.
++++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $29,743,000, representing 2.7% of net assets.

                                         Acquisition                      Value
    Issue                                    Dates           Cost        (Note 1a)

    European Vinyls
    Corporation International N.V.       11/18/1994      $12,750,475    $ 9,384,260
    Repola OY 'S'                         5/18/1993
                                      to 12/13/1994       12,642,630     15,558,496
    Svedala Industry AB                   6/17/1993        3,602,704      4,800,280

    Total                                                $28,995,809    $29,743,036
                                                         ===========    ===========

    See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of October 31, 1995
Assets:                         Investments, at value (identified cost--$1,003,377,291) (Note 1a)                   $1,108,092,451
                                Options purchased (cost--$17,562,250) (Notes 1a & 1c)                                   10,335,370
                                Cash                                                                                        31,800
                                Foreign cash (Note 1b)                                                                  28,920,100
                                Receivables:
                                  Securities sold                                                $    6,808,481
                                  Dividends                                                           2,843,172
                                  Beneficial interest sold                                            1,072,305
                                  Interest                                                               47,025         10,770,983
                                                                                                 --------------
                                Prepaid registration fees and other assets (Note 1f)                                        72,662
                                                                                                                    --------------
                                Total assets                                                                         1,158,223,366
                                                                                                                    --------------

Liabilities:                    Options written, at value (premiums received--$5,498,550)
                                (Notes 1a & 1c)                                                                          1,588,382
                                Payables:
                                  Securities purchased                                               36,352,892
                                  Beneficial interest redeemed                                        3,146,025
                                  Investment adviser (Note 2)                                           744,017
                                  Distributor (Note 2)                                                  741,429         40,984,363
                                                                                                 --------------
                                Accrued expenses and other liabilities                                                   1,307,943
                                                                                                                    --------------
                                Total liabilities                                                                       43,880,688
                                                                                                                    --------------


Net Assets:                     Net assets                                                                          $1,114,342,678
                                                                                                                    ==============


Net Assets                      Class A Shares of beneficial interest, $0.10 par value,
Consist of:                     unlimited number of shares authorized                                               $    1,358,543
                                Class B Shares of beneficial interest, $0.10 par value,
                                unlimited number of shares authorized                                                    5,601,900
                                Class C Shares of beneficial interest, $0.10 par value,
                                unlimited number of shares authorized                                                       68,136
                                Class D Shares of beneficial interest, $0.10 par value,
                                unlimited number of shares authorized                                                      695,518
                                Paid-in capital in excess of par                                                       947,810,609
                                Undistributed realized capital gains on investments and foreign
                                currency transactions--net                                                              57,569,335
                                Unrealized appreciation on investments and foreign currency
                                transactions--net                                                                      101,238,637
                                                                                                                    --------------
                                Net assets                                                                          $1,114,342,678
                                                                                                                    ==============


Net Asset Value:                Class A--Based on net assets of $204,712,539 and 13,585,427
                                         shares of beneficial interest outstanding                                  $        15.07
                                                                                                                    ==============
                                Class B--Based on net assets of $795,469,321 and 56,019,004
                                         shares of beneficial interest outstanding                                  $        14.20
                                                                                                                    ==============
                                Class C--Based on net assets of $9,668,362 and 681,358
                                         shares of beneficial interest outstanding                                  $        14.19
                                                                                                                    ==============
                                Class D--Based on net assets of $104,492,456 and 6,955,175
                                         shares of beneficial interest outstanding                                  $        15.02
                                                                                                                    ==============



                                See Notes to Financial Statements.

Statement of Operations for the Year Ended October 31, 1995
Investment Income               Dividends (net of $4,349,992 foreign withholding tax)                               $   25,982,820
(Notes 1d & 1e):                Interest                                                                                 1,737,185
                                                                                                                    --------------
                                Total income                                                                            27,720,005
                                                                                                                    --------------


Expenses:                       Account maintenance & distribution fees--Class B (Note 2)        $    8,713,065
                                Investment advisory fees (Note 2)                                     8,514,893
                                Transfer agent fees--Class B (Note 2)                                 1,885,539
                                Custodian fees                                                        1,133,852
                                Transfer agent fees--Class A (Note 2)                                   367,010
                                Printing and shareholder reports                                        330,764
                                Accounting services (Note 2)                                            277,433
                                Registration fees (Note 1f)                                             200,481
                                Account maintenance fees--Class D (Note 2)                              148,608
                                Transfer agent fees--Class D (Note 2)                                   112,159
                                Professional fees                                                       105,163
                                Trustees' fees and expenses                                              38,811
                                Account maintenance & distribution fees--Class C (Note 2)                32,919
                                Transfer agent fees--Class C (Note 2)                                     7,664
                                Pricing fees                                                              6,727
                                Other                                                                    22,953
                                                                                                 --------------
                                Total expenses                                                                          21,898,041
                                                                                                                    --------------
                                Investment income--net                                                                   5,821,964
                                                                                                                    --------------


Realized &                      Realized gain (loss) from:
Unrealized Gain                   Investments--net                                                   82,394,935
(Loss) on                         Foreign currency transactions--net                                 (8,386,320)        74,008,615
Investments &                                                                                    --------------
Foreign Currency                Change in unrealized appreciation/depreciation on:
Transactions--Net                 Investments--net                                                  (42,923,551)
1e & 3):                          Foreign currency transactions--net                                  9,440,757        (33,482,794)
                                                                                                 --------------     --------------
                                Net realized and unrealized gain on investments and
                                foreign currency transactions                                                           40,525,821
                                                                                                                    --------------
                                Net Increase in Net Assets Resulting from Operations                                $   46,347,785
                                                                                                                    ==============

                                See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)



Statements of Changes in Net Assets
                                                                                                        For the Year Ended
                                                                                                            October 31,
Increase (Decrease) in Net Assets:                                                                     1995              1994
Operations:                     Investment income--net                                           $    5,821,964     $    4,476,269
                                Realized gain on investments and foreign currency
                                transactions--net                                                    74,008,615        145,799,258
                                Change in unrealized appreciation/depreciation on
                                investments and foreign currency transactions--net                  (33,482,794)         5,122,748
                                                                                                 --------------     --------------
                                Net increase in net assets resulting from operations                 46,347,785        155,398,275
                                                                                                 --------------     --------------


Distributions to                Realized gain on investments--net:
Shareholders                      Class A                                                           (22,844,949)                --
(Note 1g):                        Class B                                                          (110,166,564)                --
                                  Class C                                                              (139,938)                --
                                  Class D                                                            (1,841,772)                --
                                                                                                 --------------     --------------
                                Net decrease in net assets resulting from
                                distributions to shareholders                                      (134,993,223)                --
                                                                                                 --------------     --------------

Beneficial Interest             Net increase (decrease) in net assets derived
Transactions                    from beneficial interest transactions                              (120,582,541)       220,281,320
(Note 4):                                                                                        --------------     --------------


Net Assets:                     Total increase (decrease) in net assets                            (209,227,979)       375,679,595
                                Beginning of year                                                 1,323,570,657        947,891,062
                                                                                                 --------------     --------------
                                End of year                                                      $1,114,342,678     $1,323,570,657
                                                                                                 ==============     ==============

                                See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                              Class A
                                                                                         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                    1995++        1994++      1993         1992       1991
Per Share Operating             Net asset value, beginning of year      $  15.96      $  13.87    $  10.53     $  11.62   $  10.70
Performance:                                                            --------      --------    --------     --------   --------
                                Investment income--net                       .19           .18         .26          .24        .25
                                Realized and unrealized gain (loss)
                                on investments and foreign currency
                                transactions--net                            .56          1.91        3.08        (1.02)       .96
                                                                        --------      --------    --------     --------   --------
                                Total from investment operations             .75          2.09        3.34         (.78)      1.21
                                                                        --------      --------    --------     --------   --------
                                Less dividends and distributions:
                                  Investment income--net                      --            --          --         (.31)      (.29)
                                  Realized gain on investments--net        (1.64)           --          --           --         --
                                                                        --------      --------    --------     --------   --------
                                Total dividends and distributions          (1.64)           --          --         (.31)      (.29)
                                                                        --------      --------    --------     --------   --------
                                Net asset value, end of year            $  15.07      $  15.96    $  13.87     $  10.53   $  11.62
                                                                        ========      ========    ========     ========   ========


Total Investment                Based on net asset value per share         6.19%        15.07%      31.72%       (6.90%)    11.54%
Return:*                                                                ========      ========    ========     ========   ========


Ratios to                       Expenses                                   1.12%         1.03%       1.04%        1.09%      1.14%
Average                                                                 ========      ========    ========     ========   ========
Net Assets:                     Investment income--net                     1.32%         1.17%       1.50%       (2.69%)     2.94%
                                                                        ========      ========    ========     ========   ========

Supplemental                    Net assets, end of year (in thousands)  $204,713      $236,288    $182,612     $ 87,865   $ 83,229
Data:                                                                   ========      ========    ========     ========   ========
                                Portfolio turnover                        72.16%        82.47%     115.10%      109.95%    124.64%
                                                                        ========      ========    ========     ========   ========


The following per share data and ratios have been derived
from information provided in the financial statements.                                              Class B
                                                                                         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                    1995++        1994++      1993         1992       1991
Per Share Operating             Net asset value, beginning of year      $  15.28    $    13.43    $  10.30     $  11.41   $  10.51
Performance:                                                            --------    ----------    --------     --------   --------
                                Investment income--net                       .04           .02         .16          .12        .13
                                Realized and unrealized gain (loss)
                                on investments and foreign currency
                                transactions--net                            .52          1.83        2.97         (.98)       .94
                                                                        --------    ----------    --------     --------   --------
                                Total from investment operations             .56          1.85        3.13         (.86)      1.07
                                                                        --------    ----------    --------     --------   --------
                                Less dividends and distributions:
                                  Investment income--net                      --            --          --         (.25)      (.17)
                                  Realized gain on investments--net        (1.64)           --          --           --         --
                                                                        --------    ----------    --------     --------   --------
                                Total dividends and distributions          (1.64)           --          --         (.25)      (.17)
                                                                        --------    ----------    --------     --------   --------
                                Net asset value, end of year            $  14.20    $    15.28    $  13.43     $  10.30   $  11.41
                                                                        ========    ==========    ========     ========   ========


Total Investment                Based on net asset value per share         5.12%        13.78%      30.39%       (7.73%)    10.35%
Return:*                                                                ========    ==========    ========     ========   ========


Ratios to                       Expenses, excluding account maintenance
Average                         and distribution fees                      1.15%         1.06%       1.08%        1.12%      1.17%
Net Assets:                                                             ========    ==========    ========     ========   ========
                                Expenses                                   2.15%         2.06%       2.08%        2.12%      2.17%
                                                                        ========    ==========    ========     ========   ========
                                Investment income--net                      .27%          .14%        .51%       (3.37%)     1.94%
                                                                        ========    ==========    ========     ========   ========

Supplemental                    Net assets, end of year (in thousands)  $795,469    $1,086,480    $765,279     $447,104   $484,031
Data:                                                                   ========    ==========    ========     ========   ========
                                Portfolio turnover                        72.16%        82.47%     115.10%      109.95%    124.64%
                                                                        ========    ==========    ========     ========   ========

                               *Total investment returns exclude the effect of sales loads.
                              ++Based on average shares outstanding during the period.


                                See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                 Class C                       Class D
                                                                                          For the                      For the
                                                                          For the         Period         For the       Period
The following per share data and ratios have been derived                  Year           Oct. 21,        Year         Oct.  21,
from information provided in the financial statements.                     Ended           1994++         Ended         1994++
                                                                          Oct. 31,       to Oct. 31,     Oct. 31,      to Oct. 31,
Increase (Decrease) in Net Asset Value:                                    1995++++        1994++++        1995++++      1994++++
Per Share Operating             Net asset value, beginning of period      $ 15.28         $ 15.08        $  15.96       $ 15.75
Performance:                                                              -------         -------        --------       -------
                                Investment income (loss)--net                 .01            (.01)            .20            --
                                Realized and unrealized gain on
                                investments and foreign
                                currency transactions--net                    .54             .21             .50           .21
                                                                          -------         -------        --------       -------
                                Total from investment operations              .55             .20             .70           .21
                                                                          -------         -------        --------       -------
                                Less distributions from realized gain
                                on investments--net                         (1.64)             --           (1.64)           --
                                                                          -------         -------        --------       -------
                                Net asset value, end of period            $ 14.19         $ 15.28        $  15.02       $ 15.96
                                                                          =======         =======        ========       =======


Total Investment                Based on net asset value per share          5.04%           1.33%+++        5.85%         1.33%+++
Return:**                                                                 =======         =======        ========       =======

Ratios to                       Expenses, excluding account maintenance
Average                         and distribution fees                       1.18%           1.86%*          1.13%         1.86%*
Net Assets:                                                               =======         =======        ========       =======
                                Expenses                                    2.18%           2.86%*          1.38%         2.11%*
                                                                          =======         =======        ========       =======
                                Investment income--net                       .11%          (2.47%)*         1.37%        (1.70%)*
                                                                          =======         =======        ========       =======


Supplemental                    Net assets, end of period (in thousands)  $ 9,668         $   462        $104,493       $   340
Data:                                                                     =======         =======        ========       =======
                                Portfolio turnover                         72.16%          82.47%          72.16%        82.47%
                                                                          =======         =======        ========       =======

                               *Annualized.
                              **Total investment returns exclude the effect of sales loads.
                             +++Aggregate total investment return.
                              ++Commencement of Operations.
                            ++++Based on average shares outstanding during the period.


                                See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diver-sified, open-end management investment company.
The Fund offers four classes of shares under the Merrill
Lynch Select Pricing SM System. Shares of Class A and
Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securi-ties and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse move-ments in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is sub-sequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distri-butions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principals require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, cur-rent year's permanent book/tax differences of $5,821,964 and $450 have been reclassified from undistributed net investment income and paid-in capital in excess of par, respectively, to undistributed net realized capital gains.
These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Merrill Lynch Asset Management, L.P.
("MLAM"). The general partner of MLAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned subsidi-ary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" or
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill
Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM
U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund.
Certain states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distri-bution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first
$30 million of average daily net assets, 2.0% of the next
$70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. MLAM's obli-gation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limita-tion at the time of such payment.

Pursuant to the distribution plans (the "Distribution
Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account mainte-nance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account
                      Maintenance Fee         Distribution Fee

Class B                    0.25%                   0.75%
Class C                    0.25%                   0.75%
Class D                    0.25%                    --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account main-tenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account main-tenance services to Class B, Class C and Class D share-holders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


NOTES TO FINANCIAL STATEMENTS (concluded)


                          MLFD                   MLPF&S

Class A                  $3,461                 $ 52,055
Class D                  $8,688                 $135,599


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $2,352,273 and $2,495 relating to transactions in Class B and Class C
Shares, respectively.

In addition, MLPF&S received $169,311 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS,
MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $782,756,897 and $1,092,539,127, respectively.

Net realized and unrealized gains (losses) as of October
31, 1995 were as follows:

                                         Realized       Unrealized
                                      Gains (Losses)   Gains (Losses)

Investments:
Long-term                              $82,527,897     $104,715,160
Options written                           (132,962)              --
                                       -----------     ------------
Total investments                       82,394,935      104,715,160
Currency transactions:
Options purchased                      (16,036,100)      (7,226,880)
Options written                          6,603,800        3,910,168
Foreign currency transactions            1,045,980         (159,811)
                                       -----------     ------------
Total currency transactions             (8,386,320)      (3,476,523)
                                       -----------     ------------
Total                                  $74,008,615     $101,238,637
                                       ===========     ============


Transactions in call options written for the year ended
October 31, 1995 were as follows:

                                                         Premiums
                                        Par Value        Received

Outstanding call options
written at beginning of year                    --               --
Options written                        $ 2,972,700     $  1,045,324
Options exercised                       (2,229,500)        (783,792)
Options closed                            (743,200)        (261,532)
                                       -----------     ------------
Outstanding call options
written at end of year                 $        --     $         --
                                       ===========     ============


Transactions in put options written for the year ended
October 31, 1995 were as follows:


                                                         Premiums
                                        Par Value        Received

Outstanding put options
written at beginning of year                    --               --
Options written                     $1,081,000,000     $  9,139,350
Options closed                        (521,000,000)      (3,640,800)
                                    --------------     ------------
Outstanding put options
written at end of year              $  560,000,000     $  5,498,550
                                    ==============     ============



As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $98,415,716, of which $143,032,361 related to appreciated securities and $44,616,645 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $1,009,676,735.

4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(120,582,541) and $220,281,320 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Year                              Dollar
Ended October 31, 1995                    Shares         Amount

Shares sold                              3,992,118    $  59,286,758
Shares issued to shareholders in
reinvestment of distributions            1,491,120      19,695,986
                                       -----------   -------------
Total issued                             5,483,238      78,982,744
Shares redeemed                         (6,703,037)    (97,147,606)
                                       -----------   -------------
Net decrease                            (1,219,799)  $ (18,164,862)
                                       ===========   =============



Class A Shares for the Year                             Dollar
Ended October 31, 1995                    Shares        Amount

Shares sold                             12,530,353   $ 190,014,197
Shares redeemed                        (10,887,820)   (167,629,564)
                                       -----------   -------------
Net increase                             1,642,533   $  22,384,633
                                       ===========   =============



Class B Shares for the Year                             Dollar
Ended October 31, 1995                    Shares        Amount

Shares sold                              8,300,407   $ 118,574,899
Shares issued to shareholders in
reinvestment of distributions            7,573,598      95,092,943
                                       -----------   -------------
Total issued                            15,874,005     213,667,842
Shares redeemed                        (23,991,158)   (330,882,601)
Automatic conversion of
shares                                  (6,951,752)    (95,508,046)
                                       -----------   -------------
Net decrease                           (15,068,905)  $(212,722,805)
                                       ===========   =============

Class B Shares for the Year                             Dollar
Ended October 31, 1995                    Shares        Amount

Shares sold                             41,040,817   $ 596,780,681
Shares redeemed                        (26,955,193)   (399,676,122)
                                       -----------   -------------
Net increase                            14,085,624   $ 197,104,559
                                       ===========   =============



Class C Shares for the Year                             Dollar
Ended October 31, 1995                    Shares        Amount

Shares sold                              1,234,402   $  17,745,431
Shares issued to shareholders in
reinvestment of distributions               10,171         128,000
                                       -----------   -------------
Total issued                             1,244,573      17,873,431
Shares redeemed                           (593,463)     (8,515,458)
                                       -----------   -------------
Net increase                               651,110   $   9,357,973
                                       ===========   =============



Class C Shares for the Period                           Dollar
October 21, 1994++++ to October 31, 1994  Shares        Amount


Shares sold                                 30,249   $     456,068
Shares redeemed                                 (1)            (15)
                                       -----------   -------------
Net increase                                30,248   $     456,053
                                       ===========   =============

[FN]
++Commencement of Operations.



Class D Shares for the Year                             Dollar
Ended October 31, 1995                    Shares        Amount

Shares sold                              2,264,532   $  34,246,830
Automatic conversion of
shares                                   6,576,119      95,508,046
Shares issued to shareholders in
reinvestment of distributions              127,438       1,690,498
                                       -----------   -------------
Total issued                             8,968,089     131,445,374
Shares redeemed                         (2,034,217)    (30,498,221)
                                       -----------   -------------
Net increase                             6,933,872   $ 100,947,153
                                       ===========   =============

Class D Shares for the Period                            Dollar
October 21, 1994++++ to October 31, 1994  Shares         Amount


Shares sold                                 24,171    $     381,029
Shares redeemed                             (2,868)         (44,954)
                                       -----------    -------------
Net increase                                21,303    $     336,075
                                       ===========    =============

[FN]
++Commencement of Operations.

5. Commitments:
At October 31, 1995, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approxi-mately $1,865,000 and $1,976,000, respectively.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstate-ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 8, 1995
</AUDIT-REPORT>




PORTFOLIO INFORMATION (unaudited)

                                             Percent of
Ten Largest Equity Holdings                  Net Assets

Philips Electronics N.V.                        2.9%
Aegon N.V.                                      2.7
Amev N.V.                                       2.4
International Nederlanden Groep N.V.            2.3
Ciba-Geigy AG                                   2.2
Roche Holdings AG                               2.2
Repsol S.A.                                     2.1
The British Petroleum Co. PLC                   1.8
Societa Finanziaria Telefonica S.p.A. (STET)    1.8
Glaxo Holdings PLC                              1.8

                                             Percent of
Ten Largest Industries                       Net Assets

Insurance                                       9.0%
Paper & Forest Products                         8.6
Banking                                         7.4
Pharmaceuticals                                 6.8
Engineering                                     5.5
Financial Services                              5.1
Electrical Equipment                            4.3
Chemicals                                       4.1
Automobiles & Equipment                         3.4
Food & Beverage                                 3.4


PORTFOLIO CHANGES (unaudited)


For the Quarter Ended
October 31, 1995

 Additions

*AEGEK (Preferred) (Rights)
*AEGEK (Rights)
 Alcatel Alsthom Cie Generale d'Electricite S.A.
 Assurances Generales de France S.A. (AGF)
 Bydgoska Fabryka Kabli S.A.
 Cadbury Schweppes PLC
 Compagnie de Suez S.A.
 Compagnie Financiere de Paribas
 Elektrim S.A.
 Enka Holding Yatirim AS
*Eregli Demir Ve Celik Fabrikalari T.A.S.
 HSBC Holdings PLC
 J Sainsbury PLC
 Metrostav AS
*Migros Turk T.A.S.
 National Westminster Bank PLC
 Norsk Hydro AS
 Papastratos Cigarette Co.
 Polifarb Wroclaw S.A.
 Rottneros Bruks AB
 SPT Telecom AS
 Slovakofarma
 Societe Generale
 Usinor-Sacilor

 Deletions

*AEGEK (Preferred) (Rights)
*AEGEK (Rights)
 Allied Irish Banks PLC (Ordinary)
 The BICC Group PLC
 Biocel Paskov AS
 British Gas PLC (Ordinary)
 British Sky Broadcasting Group PLC
 British Telecommunications PLC
 Celsius Industrier AB
*Eregli Demir Ve Celik Fabrikalari T.A.S.
*Migros Turk T.A.S.
 Munich Reinsurance Co.
 NYNEX CableComms Group PLC
 The RTZ Corp. PLC
 Rank Organisation PLC
 Rolls Royce PLC
 Standard Chartered PLC
 Ugine S.A.
 Vendome Luxury Group (Units)
 Verbund Oesterreichische Elekrizitats AG
 Volkswagen AG


[FN]
*Added and deleted in the same quarter.



IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch EuroFund during its taxable year ended October 31, 1995:


                                 Qualifying         Domestic
                                  Domestic       Non-Qualifying   Foreign Source   Total Ordinary   Foreign Taxes      Long-Term
Record Date     Payable Date   Ordinary Income   Ordinary Income     Income           Income      Paid or Withheld   Capital Gains
Class A Shares:
12/13/94         12/21/94         $0.002527        $0.613625        $0.272609         $0.888761       $0.048370        $0.737166
 6/22/95          6/30/95         $0.000053        $0.012911        $0.005736         $0.018700          --               --

Class B Shares:
12/13/94         12/21/94         $0.002527        $0.613625        $0.272609         $0.888761       $0.048370        $0.737166
 6/22/95          6/30/95         $0.000053        $0.012911        $0.005736         $0.018700          --               --

Class C Shares:
12/13/94         12/21/94         $0.002527        $0.613625        $0.272609         $0.888761       $0.048370        $0.737166
 6/22/95          6/30/95         $0.000053        $0.012911        $0.005736         $0.018700          --               --

Class D Shares:
12/13/94         12/21/94         $0.002527        $0.613625        $0.272609         $0.888761       $0.048370        $0.737166
 6/22/95          6/30/95         $0.000053        $0.012911        $0.005736         $0.018700          --               --

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.





OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Alan J. Albert, Vice President
Donald C. Burke, Vice President
Adrian C. Holmes, Vice President and

Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863